2016 Annual Shareholder Meeting Exhibit 99.1

Years with Company Years in Industry Scott Dueser Chairman of the Board, President & Chief Executive Officer 40 45 Ron Butler Executive Vice President Chief Administrative Officer 23 34 Troy Fore President First Financial Mortgage - 35 Gary S. Gragg Executive Vice President Lending 26 38 J. Bruce Hildebrand, CPA Executive Vice President Chief Financial Officer 13 37 Executive Management at First Financial

Years with Company Years in Industry Luke Longhofer Executive Vice President & Loan Review Officer Lending 6 13 Stan Limerick Executive Vice President Chief Information Officer 1 35 Randy Roewe Executive Vice President Chief Risk Officer - 25 Kirk Thaxton, CTFA President First Financial Trust & Asset Management 29 33 Marna Yerigan Executive Vice President Lending 5 32 Executive Management at First Financial

Years with Company Years in Industry Brandon Harris Senior Vice President Appraisal Services 2 15 Monica Houston Senior Vice President Training 20 20 Larry Kentz Senior Vice President & Compliance Officer Compliance 2 36 Michele Stevens Senior Vice President Advertising and Marketing 16 32 Senior Management at First Financial

Experienced Regional CEOs & Presidents Years with Company Years in Industry Marelyn Shedd, Abilene 25 33 Mike Mauldin, Hereford 13 38 Mike Boyd, San Angelo 40 44 Tom O’Neil, Cleburne 18 36 Trent Swearengin, Stephenville 16 18 Jay Gibbs, Weatherford 14 42 Mark Jones, Southlake 15 38 Ken Williamson, Mineral Wells 14 45 Stephen Lee, Southeast Region 3 27 Sam Baker, Conroe 1 39 Martin Noto, Fort Worth 1 32

Independent Public Auditors 6

Board of Directors Years as Board Member Committee Appointment April Anthony Chief Executive Officer Encompass Home Health and Hospice & Homecare Homebase 1 Audit Steven L. Beal Director and Former President and COO of Concho Resources Inc. 6 Executive Compensation Nominating / Corporate Governance Tucker S. Bridwell President, Mansefeldt Investment Corporation 9 Lead Director / Executive Nominating / Corporate Governance David Copeland President, SIPCO, Inc. and Shelton Family Foundation 18 Executive / Audit Nominating / Corporate Governance F. Scott Dueser Chairman of the Board, President and CEO 25 Executive Murray Edwards Principal, The Edwards Group 10 Executive / Audit Nominating / Corporate Governance 8

Board of Directors Years as Board Member Committee Appointment Ron Giddiens G&G Investments 7 Audit Tim Lancaster President and CEO Hedrick Health System 3 Audit Kade L. Matthews Ranching and Investments 18 Compensation Ross H. Smith, Jr. Chairman and President Akrotex, Inc. 2 Compensation Johnny E. Trotter President and CEO Livestock Investors, Ltd. 13 Executive Compensation Nominating/Corporate Governance 9

Forward Looking Statement The numbers, as of and for the three months ended March 31, 2016, contained within this presentation are unaudited. Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management and, may be, but not necessarily are identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s web site or by writing or calling the Company at 325.627.7155. The Company does not undertake any obligation to update publicly or revise any forward-looking statements herein because of new information, future events or otherwise.

2015 Financial Review

Earnings

29th Consecutive Year of Increased Earnings FFIN Earnings (in millions)

Strong Shareholder Earnings Basic Earnings Per Share *Per share amounts reflect the 2 for 1 stock split that was effective June 2, 2014.

2010 2011 2012 2013 2014 2015 First Financial 49.49% 48.37% 48.14% 50.20% 49.24% 47.61% Peer Group 67.33% 65.57% 65.77% 67.80% 66.84% 63.87% Working Harder and Smarter Efficiency Ratio (FFIN vs. Peers)

Net Interest Margin Quarterly Interest Margin

FFIN Outperforms Peers Percentage Return on Average Assets Peer Group First Financial

Strong Return on Capital Percentage Return on Average Equity Peer Group First Financial

Capital Ratios 20 12-31-15 03-31-16 To meet Requirements of BASEL III for 2016 Tier 1 Leverage Ratio 9.96 10.23 > 4.000 Common Equity Tier 1 Capital Ratio 15.90 16.46 > 5.125 Tier 1 Capital Ratio 15.90 16.46 > 6.000 Total Capital Ratio 16.97 17.60 > 8.000

Growth in Total Assets Asset Performance (in millions)

Loan Performance Growth in FFIN Total Loans (in millions) $1,691 $1,787 $2,089 $3,351 $2,689 $2,938

2010 2011 2012 2013 2014 2015 First Financial 1.53% 1.64% 1.22% 1.16% 0.74% 0.89% Peer Group 5.37% 4.59% 3.67% 2.71% 1.92% 1.29% Sound Lending Practices Nonperforming assets as a percentage of loans + foreclosed assets (FFIN vs. Peers)

Deposit Growth Growth in FFIN Total Deposits (in millions) $5,190 $3,113 $3,335 $3,633 $4,135 $4,750

1st Quarter 2016 Summary

1st Quarter Earnings (in millions) FFIN Earnings 26

Shareholder Earnings – 1st Quarter Basic Earnings Per Share 27

Growth in Trust Assets Total Trust Assets Market Value Book Value

Growth in Mineral Management Revenue from Mineral Management (in thousands) 30

Total Trust Fees Growth in FFTAM Fees (in thousands)

Total Trust Net Income Growth in FFTAM Net Income (in thousands)

Managed Equity Styles Equity Income Core Domestic Core Diversified Core World Strategic Growth 33

First Financial Trust & Asset Management Locations

David Copeland President, Shelton Family Foundation F. Scott Dueser President, First Financial Bankshares, Inc. John L. Beckham Beckham Rector & Eargle, LLP Jay Lawrence President, MAL Enterprises, Inc. David F. Lupton President, Angelo Glass & Mirror Company, Inc. Sarah Campbell Portfolio Manager Walter Riedel President & CEO, Nelda C. and H.J. Lutcher Stark Foundation Bill Parham Boucher Morgan & Young CPAs Dr. Michael Owen Physician Kirk W. Thaxton Chairman of the Board, President & CEO, First Financial Trust & Asset Management Board of Directors – First Financial Trust & Asset Management 36

Recognitions – Elder Exploitative Initiative ABA Foundation Community Commitment Award – November 2015 Texas Bankers Association 2016 Leaders in Financial Education Award – May 2016 2016 Leaders in Financial Education Award – July 2015 White House Conference on Aging AARP Roundtable Discussion – November 2015 Texas Senate Committee on Business and Commerce – Jan. 2016 House Investments and Financial Services Committee – March 2016

29th Consecutive Year of Increased Earnings FFIN Earnings (in millions)

First Bank, N.A. - Conroe Acquisition Consummated July 31, 2015 Montgomery, Walker, & Harris Counties (On I-45 North of Houston) Exxon Mobil Headquarters in the Woodlands Montgomery County – Approximately 500,000 residents, 55% growth from 2000 to 2010, 24th fastest growing county in the United States #4 Market Share in Conroe – 10.6% 8 Branches in Conroe, Magnolia, Tomball, Cut and Shoot, Montgomery, and Huntsville; additional site on Grand Parkway in Spring, Texas to expand $393.0 million in Assets* $330.9 million in deposits $270.6 million in loans 1.06% Return on Assets in 2014 $61.0 million purchase price of our stock which represents 16x last twelve months earnings Conroe acquisition is consistent with our acquisition model of high growth areas, strong management and excellent earnings opportunity Provides diversification and fits well into our footprint Management and Board share same values to outstanding customer service *As of Dec. 31, 2015

4Trust Mortgage Acquisition Consummated – May 31, 2015 Originated $175 million in mortgage loans in 2014 – Compared to $225 million that First Financial Bank originated in 2014 15 year old Company with offices in Fort Worth, Dallas and North Richland Hills $1.9 million purchase price Troy Fore is now President of Mortgage Division of First Financial Bank; other owners joining First Financial as EVP’s – Tammie Harding, Kami Graves, and Ryan Craig Considered one of the top mortgage companies in Fort Worth Are now offering expanded mortgage products and services to customers

46

Fort Worth – Forest Park Blvd. and Rosedale

Fort Worth – Forest Park Blvd. and Rosedale

Fort Worth Advisory Board of Directors Murray Edwards, Chairman – Principal, The Edwards Group Larry Anfin – K&L Enterprises, Inc. Smith A. Brownlie III – Brownlie & Braden Ron Butler II – Chief Administrative Officer, First Financial Bankshares, Inc. Mary Lee Cruz – E Source Stephen Kimmel – CFO, Cooks Children's’ Health System Matt Morris – President, Gus Bates Insurance Martin Noto – President, First Financial Bank, Fort Worth Region Paul Poston – President, Wellington Insurance Group George Robertson – President/CEO E Mist 49

Cisco – 2006 Conrad Hilton Blvd. 50

Cisco – 2006 Conrad Hilton Blvd. 51

Odessa – 3555 Billy Hext Rd. 52

Odessa – 3555 Billy Hext Rd. 53

Weatherford Main – Previous Location

Weatherford – Remodeled College Park 55

San Angelo Main – Previous Downtown Location 56

San Angelo – New Downtown Location 57

Orange Main – Current Downtown Location 56

Management Enhancements January 2015 – Stan Limerick, Executive Vice President and Chief Information Officer May 2015 – Randy Roewe, Executive Vice President and Chief Risk Officer June 2015 – Troy Fore, President of First Financial Bank Mortgage Division July 2015 – Martin Noto, President of Fort Worth Region August 2015 – Luke Longhofer, Executive Vice President of Lending February 2016 – Trent Swearengin, President – Stephenville Region February 2016 – David Bailey, President – Eastland Region March 2016 – Barry Wellins, Executive Vice President of Retail Services

Stock cost in January 2015 $29,880 Dividend declared ($0.62 x 1,000 shares) $ 620 Increase in stock price during 2015 ($29.88 to $30.17 X 1,000 shares) $290 2015 return on investment 3.05% 2014 return on investment -7.96% 2013 return on investment 72.11% 2012 return on investment 19.65% 2011 return on investment 0.61% 5 year compound average return 12.36% Total Return on Investment 13.95% Assume you owned 1,000 shares of FFIN stock on January 1, 2015… *Adjusted for 2 for 1 stock split effective June 2, 2014.

Strong Stock Performance

Dividends Per Share Annual Dividends Declared Per Share* *Per share amounts reflect the 2 for 1 stock split that was effective June 2, 2014.

Increased Cash Dividend Increase cash Dividend by $0.02 to $0.18 per quarter – 12.5% increase 2016 Dividend will be $0.70 Annualized Dividend will be $0.72 Shareholders of record as of June 16, 2016 Dividend payable July 1, 2016 61